UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

MICROTUNE, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MICROTUNE, INC.	Stockholder Meeting to be held on 04/24/09
** IMPORTANT NOTICE ** Regarding the Availability of Proxy Material	Proxy Material Available • Notice and Proxy Statement • Form 10-K
You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

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MICROTUNE, INC. 2201 10th STREET PLANO, TX 75074	HOW TO VIEW MATERIAL VIA THE INTERNET Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type: Annual
Meeting Date: Meeting Time: For holders as of:	04/24/09 1:00 p.m. Central Time 03/02/09
Meeting Location:
The Renaissance Hotel 900 East Lookout Drive Symphony 1 Richardson, Texas 75082

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED BELOW.

Item 1.	Election of Directors.

01.	WALTER S. CICIORA	06. BERNARD T. MARREN
02.	JAMES H. CLARDY	07. MICHAEL T. SCHUEPPERT
03.	STEVEN CRADDOCK	08. WILLIAM P. TAI
04.	JAMES A. FONTAINE	09. A. TRAVIS WHITE
05.	ANTHONY J. LEVECCHIO

Item 2.

Approval of the amendment and restatement of the Amended and Restated Microtune, Inc. 2000 Stock Plan to increase the number of shares available for issuance under the plan and to make certain technical revisions and improvements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL.

Item 3.

Approval of the amendment and restatement of the Amended and Restated Microtune, Inc. 2000 Director Option Plan to change the form of equity awards under the plan from awards of non-statutory stock options to awards of restricted stock units, and to make certain technical revisions and improvements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL.

Item 4.

Ratification of the amendment and restatement of the Amended and Restated Microtune, Inc. 2000 Employee Stock Purchase Plan to increase the number of shares available for issuance under the plan and to make certain technical revisions and improvements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL.

Item 5.	Ratification of the appointment of KPMG LLP as independent auditor for 2009. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL.